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                                                                    Exhibit 10.1


                        FIRST AMENDMENT TO FIFTH AMENDED
                           AND RESTATED LOAN AGREEMENT

         This First Amendment to Fifth Amended and Restated Loan Agreement, dated as of August 28, 2001, by and among The J. Jill Group, Inc., a Delaware corporation ("BORROWER") on the one hand, and Citizens Bank of Massachusetts, HSBC Bank USA, and Bank of New Hampshire (collectively "LENDERS") and Citizens Bank of Massachusetts as agent ("AGENT") for the LENDERS, on the other hand.

                                   WITNESSETH:

         WHEREAS, BORROWER, LENDERS and AGENT are parties to that certain Fifth Amended and Restated Loan Agreement dated as of June 29, 2001 (the "LOAN AGREEMENT"); and

         WHEREAS, BORROWER, LENDERS and AGENT wish to amend the LOAN AGREEMENT as more particularly hereafter set forth. Capitalized terms used herein without definition shall have the meanings ascribed to them in the LOAN AGREEMENT.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree that the LOAN AGREEMENT is hereby amended as follows:

          1. Section 6.06 of the LOAN AGREEMENT is hereby amended by deleting in the second sentence of said Section each time where they appear therein the word and number "sixty (60)" and substituting therefor the word and number "one hundred twenty (120)" so that as amended, the second sentence of Section 6.06 shall provide as follows:

               "With respect to those jurisdictions set forth on Exhibit 6.06B in which BORROWER or any of its SPECIAL SUBSIDIARIES is or becomes a lessee, BORROWER shall have not later than the earlier of (i) one hundred twenty (120) days from CLOSING or (ii) one hundred twenty (120) days from taking possession of such leasehold premises to obtain from said owner/lessor a landlord's waiver of lien certificate in substantially the form of Exhibit 6.06A with such changes thereto as the AGENT shall approve."

          2. Section 9.16 of the LOAN AGREEMENT is hereby deleted in its entirety and the following is substituted therefor:

               "9.16. BORROWER and its SPECIAL SUBSIDIARIES shall not open more than fifty (50) new retail stores during combined FISCAL YEARS 2001 and 2002 of BORROWER, and thereafter BORROWER shall not open more than twenty-five (25) new retail stores in any FISCAL YEAR of BORROWER commencing with FISCAL YEAR 2003."


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Except as hereby amended, the LOAN AGREEMENT is hereby ratified, confirmed and republished.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above written.

CITIZENS BANK OF MASSACHUSETTS              THE J. JILL GROUP, INC.

By:  /s/ Lori B. Leeth, SVP                 By: /S/ Olga L. Conley
  ----------------------------------          ----------------------------------
     Lori B. Leeth, Senior Vice President   Name: Olga L. Conley
                                              ----------------------------------
                                            Title: Chief Financial Officer
                                              ----------------------------------


HSBC BANK USA

By: /s/ George Ahlmeyer
    -----------------------------------------
    George Ahlmeyer, Senior Vice President

BANK OF NEW HAMPSHIRE, N.A.

By: /s/ Jon R. Sundstrom
    -----------------------------------------
    Jon R. Sundstrom, Senior Vice President







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